Prospectus Supplement

June 29, 2006

Morgan Stanley Institutional Fund, Inc.

Supplement dated
June 29, 2006 to
the Prospectus dated
April 28, 2006 of:

Systematic Active Large Cap Core Portfolio

Systematic Active Small Cap Core Portfolio

Systematic Active Small Cap Growth Portfolio

Systematic Active Small Cap Value Portfolio

The following sentence is hereby added within the "Process" section of each Portfolio's Prospectus:

The Portfolio may invest up to 15% of its net assets in Real Estate Investment Trusts ("REITs").

The following paragraph is hereby added within the "Risks" section of each Portfolio's Prospectus:

REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Please retain this supplement for future reference.

MSIEQUSPT1 6/06